UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 22, 2023

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive,	Monroe,	Michigan	48162-5138
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (734) 242-1444

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.
On August 22, 2023, La-Z-Boy Incorporated (the “Company”) issued a news release to report the Company’s financial results for the fiscal quarter ended July 29, 2023. A copy of the news release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01  Regulation FD Disclosure.
In the first quarter of fiscal 2024, the Company made a voluntary change to the presentation of costs directly attributable to our distribution activities conducted through our distribution centers in the United States. Our policy has changed from presenting these costs within selling, general and administrative ("SG&A") expense to presenting them as cost of sales. We believe this presentation is preferable because it will enhance the comparability of our financial statements with those of our industry peers and align with how we internally manage supply chain costs and margin.

In accordance with generally accepted accounting principles, the periods presented below have been retrospectively adjusted to reflect the change to cost of sales and SG&A expense. This change had no impact to sales, income from operations, net income, earnings per share, retained earnings or other components of equity or net assets for any of the periods presented below.

	For the Quarter Ended
	July 30, 2022			October 29, 2022			January 28, 2023
(Unaudited, amounts in thousands)	Previously Reported	Effect of Change	As Adjusted	Previously Reported	Effect of Change	As Adjusted	Previously Reported	Effect of Change	As Adjusted
Cost of sales	$362,631	$10,430	$373,061	$350,596	$11,252	$361,848	$326,296	$10,846	$337,142
Gross profit	241,460	(10,430)	231,030	260,736	(11,252)	249,484	246,427	(10,846)	235,581
Selling, general and administrative expense	188,817	(10,430)	178,387	198,853	(11,252)	187,601	203,587	(10,846)	192,741

	For the Year Ended
	April 29, 2023			April 30, 2022
(Unaudited, amounts in thousands)	Previously Reported	Effect of Change	As Adjusted	Previously Reported	Effect of Change	As Adjusted
Cost of sales	$1,340,734	$43,966	$1,384,700	$1,440,842	$36,175	$1,477,017
Gross profit	1,008,699	(43,966)	964,733	915,969	(36,175)	879,794
Selling, general and administrative expense	797,260	(43,966)	753,294	709,213	(36,175)	673,038

The information in Items 2.02 and 7.01 of this report and the related exhibit (Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.
    (d)        The following exhibits are furnished as part of this report:

Description
99.1	News Release Dated August 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: August 22, 2023

BY:/s/ Jennifer L. McCurry
Jennifer L. McCurry Vice President, Corporate Controller and Chief Accounting Officer